Exhibit 99.1

Barclays Capital 2013 CEO Energy/Power Conference September 12, 2013

Cross Winds Energy Park

Gas Combined Cycle Plant

Consumers Smart Energy Program

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2012 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods. Because the company is not able to estimate the impact of these matters, the company is not providing a reconciliation to the comparable future period reported earnings. 2

CMS Business Model 3 Results 11th year of top performance Needed investment: Customer driven Ten-year visibility Constructive regulation Self-funded Consistent high growth: EPS & dividend Operating cash flow has allowed CMS to execute its strategy and deliver “Best in Class” results. EPSa $0.81 a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock (CHART) b 7% 5%

2013 CMS Manages its Work 4 Adjusted EPS (non-GAAP) delivering the high side of performance for customers and owners. -13¢ (CHART) Guidance $1.52 to $1.55 Warm Winter Hot Summer $1.55 +13¢ First Half Second Half 2012 (CHART) Gas Weather Electric Weather Better Than Plan Sales 4¢ Health care 2 Financing & other 1 Net Benefits 7¢ +14¢ +7¢ Reinvestment Reliability complete 6¢ Gas case deferred 3 Reliability & other 5 Total Reinvestment 14¢ Adjusted EPS (non-GAAP)

Trend of O&M Cost Savings 5 accelerated; funding investment and reducing risk. (CHART) Cost Reductions Inflation Percent Change -9% -6% -15% New Plan 25% Prior Plan Accelerated Cost Reductions -25% Lines smoothed for illustrative purposes -21%

2012 Electric O&M Cost Performance 6 better than peers. Overhead (per Customer) Source: SNL, Form 1 Non-Fuel O&M (Pct of Revenue) (CHART) $101 Peer Average $206 Consumers Energy Electric 17% Peers 23% Consumers Energy Electric

Electric Price 7 competitive nationally and improving. Source: eia.gov & census.gov, disposable income 70% of household income (CHART) 2011 Residential Bill as Percent of Disposable Income National average 3.7%

Amount Past (annual average) (mils) Western coal $250 Workforce restructuring 70 and benefit plans SAP 40 Productivity 50 Future (est. annual average) Classic 7 mothballed $20 Productivity 10 Benefit plans 30 Consumers Smart Energy 10 Total Future Savings $70 Strong Customer Focus – Cost Control holds down rates and helps fund better system reliability. Examples of Cost Reductions (CHART) Average O&M Annual Change -1% -6% Reinvested Consumers -0.5% Inflation 2% -8% -3% 7% Avg. Utilities -6% -2% Avg. Utilities 2% 8

Strong Customer Focus – Cost Control has been enhanced and accelerated. Examples of Cost Reductions (CHART) Average O&M Annual Change -2% -8% Reinvested Consumers -0.5% -2% Inflation 2% -10% -4% Avg. Utilities 7% 2% Avg. Utilities -6% Annual Future (mils) Classic 7 mothballed $20 Productivity 10 Benefit plans 30 Consumers Smart Energy 10 Additional cost controls Retiree health care $50 Tax benefits (COR) 70 Cross Winds® (PTC) 10 Low cost financing 8 Annual Reductions $208 9

Structural Benefit Changes 10 better impact than initially planned. Benefit Costs Source: SNL, Form 1 Electric O&M Benefits Benefit Changes Timeline (CHART) 2012 over 2009 CAGR 2005 New salaried employees to DC pension 2006 Union employees, health care cost sharing 2007 Increased cost sharing 2008 Healthy living initiated, increased cost sharing 2009 Preferred and standard health care plans 2010 New union hires pay full cost retiree health care 2011 Union employees, health care contributions 2012 Retiree prescription drug cost sharing 2013 Retiree health care cost sharing reduces benefit cost additional 2% CAGR -4% 2012 -6%

New Cost Savings New Cost Savings 11 Benefits Tax Cross Winds fund elimination of next gas and electric cases (CHART) Electric Rate Case Avoideda Gas Rate Case Avoideda Benefits Tax/Other a Until 2015 test year

Rate Case Elimination 12 underway. ELECTRIC 2016 2015 2014 2013 File annual rate case Avoid 5%—7% New Michigan Energy Policy Tax Case Securitization CON EPS 5%—7% 5%—7% 5%—7% No Increase < Inflation ROE 10.3% 10.3% 5%—7% 10.3% a Includes surcharges Base Ratesa 2016 2015 2014 2013 GAS Avoid File annual rate case On Track Gas Plant CON filed July 12 Air Permit approved July 26 Tax Accounting Request filed August 2 Securitization filed September 9

Enhanced Near-Term Strategy 13 allows CMS to deliver even more benefits to customers and shareowners. Prior New Annual Subject to review < 2% $7 billion -1% 5%—7% Rate case filings ROE Customer base rate increases Investment (2013-17) (“Free” 700 MW GCC) O&M costs (2013-17) EPS, OCF & dividend growth Lowers Risk Sustains Growth Helps Customers Avoid until 2015 (test year) 10.3% into 2015 0% thru 2014, < 2% after $7 billion -2% 5%—7%

Capital Investment Plan 14 at sustainable and affordable pace, in low-risk, “bite size” projects. 2013 – 2017 Plan Customer base rates <2% >4% Opportunity Level < $7 Billion $10 Billion Faster Smart Energy Pipe replacements Pole replacements More gas generation

Clean Power $3 Billion Ten-Year Capital Investment Plan 15 Reliability $3.5 Billion in customer projects (none “bet the Company”) represents 80% of $15 billion plan. Renewable energy New gas generation Gas conversions Main replacements Propane switching Pipeline replacements Gas distribution Electric reliability Consumers Smart Energy Electric distribution Capacity $2 Billion Infrastructure $4 Billion Ludington Pumped Storage Environmental

Investments in Electric Reliability 16 benefit customers, who can “count on us” for reliable service. Customer Outage Minutes Investment (CHART) 5-year improvement 0 Heat-related outages were down 60% in 2013 compared to previous year’s peak. > 20% Last 5 Years Next 5 Years (bils) (bils) Customer reliability $0.3 $0.4 Line clearing (forestry) 0.2 0.2 Total investment $0.5 $0.6

Capacity Needed

Capacity Needed

17

to meet reserve requirements. Market Purchases

CON filed July 12th Expected decision within nine months Reliability to be maintained for customers Capacity needed to support future energy needs Investment in Michigan to provide jobs and economic benefits 18 New Gas Plant CON Filed 2012 2013 2014 2015 2016 2017 Air Permit Certificate of Necessity Project Investment (mils) Investment (mils) $6 $106 $345 $253 $40 Full Notice to Proceed Commercial Operation Award Major Contracts Filed 7/12 Approval Submitted Approved July 25 progress continues as spending ramps-up post approvals.

Near-Term Catalysts 19 progress continues, more opportunities ahead. Catalysts Progress New commissioner appointed, Sally Talberg Avoided electric and gas rate cases to 2015 test year Tax order anticipated by October 1st Filed September 9th CON filed 7/12, order by early April 2014 10-year visibility, $15 billion investment plan NOLs and tax credits avoid need for block equity 1. Constructive regulation 2. Rate cases 3. Cost of removal 4. Securitization 5. Gas plant CON 6. Capital investment 7. Self-funded growth

2013 Jan-Apr Seven public forums, Company submitted answers May-Jun Analyze data Sep-Nov Draft reports, public feedback Nov Final reports Future Governor makes policy recommendations Michigan Preparing 20 to improve on 2008 Law. Energy Topics Source: michigan.gov/energy “Appendix A” Timeline Renewable energy Electric choice Energy efficiency Additional areas Length of cases, better process Capacity for future energy needs

Key Takeaways . . . .

CMS ENERGY


EPS[a] Growth
$1.70
7%
5%
+7%
+7%
+8%
+12%
+4%
+12%
+7%
+11%
Actual EPS = 7%
Yield ~4%
Actual EPS = 8%
Yield ~3%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Growth

- 5%-7% real growth
- Dividend growth in line with earnings
- Gross operating cash flow up $0.1 billion per year

Transparent

- Cost reductions
  - Low rates
  - Needed investment
- Ten-year investment plan
- Constructive regulatory climate

[a] Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

. . . . distinguish CMS favorably with customers and owners.

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APPENDIX

Michigan’s Constructive Regulation strong law on the books supported by a quality commission. Commission New Commissioner 23 John Quackenbush (R), Chairman Term Ends: July 2, 2017 Sally Talberg (I) Term Ends: July 2, 2019 Greg White (I) Term Ends: July 2, 2015 Previous Experience Public Sector Consultants Provided support for 2008 energy law Provided research for Appendix A Michigan Public Service Commission Michigan Department of Environmental Quality Public Utility Commission of Texas Education BS—Michigan State University MPA—University of Texas-Austin

2008 Law 24 . . . . . established Michigan’s energy priorities. Energy Efficiency Electric Gas Renewable Energy Progress Ahead of Plan 2008 2015 Goal 4.1% 3.3% 8% 5.5% 3.85% 10%

CHART) 2008 Law 25 . . . . provided fair and timely regulation. Regulatory Lag (Months to Order) Source: SNL RRA, 2013 YTD, Electric lag and ROE Authorized ROE (CMS vs. Peers) (CHART) Small Michigan Premium File-and-implement 6 months Peers % Peers Michigan Consumers Energy Electric Months 0

Michigan Economy Performance among the best in the nation. Gross Domestic Product – 2010 through 2012 Source: U.S. Department of Commerce – bea.gov, real GDP 2005 chained dollars, 2012 advance and 2009 – 2011 revised, 6/6/13 Highest quintile Fourth quintile Third quintile Second quintile Lowest quintile 11% WA 8.1 OR 13.8 CA 5.0 NV 2.9 MT 6.7 ID 2.1 WY (3.5) UT 8.7 AZ 4.2 NM 0.7 CO 6.2 ND 31.0 SD 4.7 NE 7.4 KS 7.3 OK 4.7 TX 13.0 MN 8.2 IA 6.6 MO 4.3 AR 4.6 LA 4.6 WI 5.9 IL 5.9 MS 3.2 AL 5.0 TN 8.4 MI 11.0 IN 12.3 OH 7.3 KY 8.6 VA 6.1 WV 8.7 PA 5.9 MD 7.5 DE 1.4 NJ 3.1 NY 6.6 CT 1.0 RI 2.4 NH 6.1 MA 7.9 ME 2.7 DC 5.7 HI 6.9 AK 1.2 FL 3.6 GA 5.7 SC 7.6 NC 5.6 VT 8.2 U.S. Total = 6.7% 5th Best 26

Central West Michigan economy growing faster than many. Employment Source: http://www.michiganadvantage.org/Projects/ & http://milmi.org/ New or Expanding Businesses 2013 Announcements Alticor Mol-Son Summit Polymers Getman Pulverdryer Martinrea Dart Container JR Automation Undercar Magna Challenge Center Dieomatic Denso (CHART) 50,000 jobs Thousands Up 7% since Sep-09 Statewide Numbers Projects 216 Investment $3.3B Jobs 21,608 229 Projects $3 Billion 22K Jobs 27

GAAP Reconciliation

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CMS ENERGY CORPORATION Earnings Per Share By Year GAAP Reconciliation (Unaudited)

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Reported earnings (loss) per share GAAP ($0.30) $0.64 ($0.44) ($0.41) ($1.02) $1.20 $0.91 $1.28 $1.58 $1.42

After-tax items:

Electric and gas utility 0.21 (0.39) (0.07) 0.05 0.33 0.03 0.00 0.17

Enterprises 0.74 0.62 0.04 (0.02) 1.25 (0.02) 0.09 (0.03) (0.11) (0.01)

Corporate interest and other 0.16 (0.03) 0.04 0.27 (0.32) (0.02) 0.01 * (0.01) *

Discontinued operations (income) loss (0.16) 0.02 (0.07) (0.03) 0.40 (*) (0.08) 0.08 (0.01) (0.03)

Asset impairment charges, net 1.82 0.76 0.60

Cumulative accounting changes 0.16 0.01

Adjusted earnings per share, including MTM—non-GAA $0.81 $0.87 $1.39 $0.57 $0.84 $1.21 (a) $1.26 $1.36 $1.45 $1.55

Mark-to-market impacts 0.03 (0.43) 0.51

Adjusted earnings per share, excluding MTM—non-GAA NA $0.90 $0.96 $1.08 NA NA NA NA NA NA

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

*	Less than $500 thousand or $0.01 per share.